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                                                                    EXHIBIT 99.1

                                VOTING AGREEMENT

         This Voting Agreement (this "Agreement") dated the 20th day of November, 2003, by and among Island Pacific, Inc., a Delaware corporation ("IPI"), Lawrence Page and David Joseph (collectively, the "Stockholders"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement and Plan of Merger (the "Merger Agreement"), dated November 20, 2003, among IPI, IPI Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of IPI ("Merger Sub"), and Page Digital Incorporated, a Colorado corporation ("Page").

                              W I T N E S S E T H:

         WHEREAS, as of the date hereof, the Stockholders "beneficially own" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (including entitlement to dispose of (or to direct the disposition of) and to vote (or to direct the voting of)) 4,811,760 shares of common stock, par value $0.01 per share (the "Common Stock"), of Page (such shares of Common Stock, together with any other shares of Common Stock the voting power over which is directly or indirectly acquired by any Stockholder until the termination of this Agreement pursuant to the terms hereof, are collectively referred to herein as the "Subject Shares");

         WHEREAS, IPI, Merger Sub, and Page have entered into the Merger Agreement, pursuant to which Page will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of IPI (the "Merger"); and

         WHEREAS, as a condition to the willingness of IPI to close the Merger, and as an inducement and in consideration therefor, the Stockholders are executing this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1 OTHER DEFINITIONS. For purposes of this Agreement:

                  (a) "AFFILIATE" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

                  (b) "PERSON" means an individual, corporation, limited liability company, general or limited partnership, association, trust, unincorporated organization, other entity or group.

                  (c) "REPRESENTATIVE" means, with respect to any particular Person, any director, officer, employee, accountant, consultant, legal counsel, investment banker, advisor, agent or other representative of such Person.

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                                   ARTICLE II

                                VOTING AGREEMENT

         Section 2.1    AGREEMENT TO VOTE THE SUBJECT SHARES.

                  (a) From and after the date hereof, at any meeting of Page's stockholders (or any adjournment or postponement thereof), however called, or in connection with any action by written consent or other action of Page's stockholders, the Stockholders shall vote (or cause to be voted) all of the Subject Shares:

                           (i) in favor of the adoption and approval of the
terms of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof);

                           (ii) against any action, proposal, transaction or
agreement that would directly or indirectly result in a breach of any covenant, representation, warranty or other obligation or agreement of Page set forth in the Merger Agreement or of the Stockholders set forth in this Agreement; and

                           (iii) except with the prior written consent of IPI,
against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (a) any Alternative Proposal; (b) any change in the persons who constitute the board of directors of Page; (c) any material change in the present capitalization of Page or any amendment of Page's certificate of incorporation or bylaws; (d) any other material change in Page's corporate structure or business; or (e) any other action or proposal involving Page or any of its subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the transactions contemplated by the Merger Agreement.

                  (b) Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Each Stockholder agrees not to enter into any agreement or commitment with any Person the effect of which would violate or be inconsistent with the provisions and agreements set forth in this
Article II.

                                   ARTICLE III

                         STANDSTILL AND NO-SOLICITATION

         Section 3.1 STANDSTILL. The Stockholders hereby agree that, from and after the date hereof, the Stockholders and their Affiliates shall not, directly or indirectly, unless (i) specifically requested by IPI or (ii) expressly contemplated by the terms of this Agreement or the Merger Agreement:

                  (a) Sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer"), or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any or all of the Subject Shares;

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                  (b) Acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights to acquire Common Stock or any other securities of Page, or any assets of Page or any subsidiary or division thereof;

                  (c) Make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) to vote (including by consent), or seek to advise or influence any person or entity with respect to the voting of, any voting securities of Page (including, without limitation, by making publicly known your position on any matter presented to stockholders), other than to recommend that stockholders of Page vote in favor of the Merger and the Merger Agreement;

                  (d) Submit to Page any stockholder proposal under Rule 14a-8 under the Exchange Act;

                  (e) Make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving Page or its securities or assets;

                  (f) Form, join or in any way participate in a "group" (as defined in Section 13(d)(3) under the Exchange Act) in connection with any of the foregoing;

                  (g) Seek in any way, directly or indirectly, to have any provision of this Section 3.1 amended, modified or waived; or

                  (h) Otherwise take, directly or indirectly, any actions with the purpose or effect of avoiding or circumventing any provision of this Section
3.1 or which could reasonably be expected to have the effect of preventing, impeding, interfering with or adversely affecting the consummation of the transactions contemplated by the Merger Agreement or its ability to perform its obligations under this Agreement.

         Section 3.2 DIVIDENDS, DISTRIBUTIONS, ETC. In the event of a stock dividend or distribution, or any change in the Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term "Subject Shares" shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

         Section 3.3    ALTERNATIVE PROPOSALS.

                  (a) The Stockholders shall not, and they shall cause their Representatives not to, directly or indirectly initiate, solicit, or knowingly encourage any inquiries or the making or implementation of any Alternative Proposal or participate in any discussions or negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Alternative Proposal, or otherwise facilitate any effort or attempt to make or implement an Alternative Proposal.

                  (b) The Stockholders shall promptly advise IPI of any request for information or the submission or receipt of any Alternative Proposal, or any inquiry with respect to or which could lead to any Alternative Proposal, the material terms and conditions of such request, Alternative Proposal or inquiry, and the identity of the Person making any such request, Alternative Proposal or inquiry and its response or responses thereto. The Stockholders shall keep IPI


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fully informed on a prompt basis of the status and details (including amendments or proposed amendments) of any such request, Alternative Proposal or inquiry, to the extent such Stockholders have knowledge thereof. The Stockholders shall promptly provide to IPI copies of all written correspondence or other written material, including material in electronic form, between the Stockholders and any Person making any such request, Alternative Proposal or inquiry. The Stockholders will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

                                   ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         The Stockholders hereby represent and warrant, jointly and severally, to IPI as follows:

         Section 4.1 DUE ORGANIZATION, ETC. Each Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

         Section 4.2 OWNERSHIP OF SHARES. The Stockholders beneficially own 4,811,760 shares of Common Stock as of the date hereof, of which Lawrence Page is the record owner of 4,212,760 shares and David Joseph is the owner of 599,000 shares. The Stockholders have the sole power to vote (or cause to be voted) such shares of Common Stock. Lawrence Page and David Joseph have good and valid title to the Subject Shares, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement.

         Section 4.3 NO CONFLICTS. (i) No filing with any Governmental Entity and no authorization, consent or approval of any other Person is necessary for the execution of this Agreement by the Stockholders and the consummation by the Stockholders of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by the Stockholders, the consummation by any Stockholder of the transactions contemplated hereby or compliance by any Stockholder with any of the provisions hereof shall (a) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which any Stockholder is a party or by which any Stockholder or any of the Subject Shares or the Stockholder's assets may be bound, or (b) violate any applicable Law, except for any of the foregoing as does not and could not reasonably be expected to impair any Stockholder's ability to perform his obligations under this Agreement.

         Section 4.4 RELIANCE BY IPI. Each Stockholder understands and acknowledges that IPI is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder.

                                    ARTICLE V

                      REPRESENTATIONS AND WARRANTIES OF IPI

         IPI hereby represents and warrants to the Stockholders as follows:

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         Section 5.1 DUE ORGANIZATION, ETC. IPI is a company duly organized and validly existing under the Laws of the jurisdiction of its incorporation. IPI has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by IPI have been duly authorized by all necessary action on the part of IPI.

         Section 5.2 CONFLICTS. (i) No filing with any governmental authority, and no authorization, consent or approval of any other Person is necessary for the execution of this Agreement by IPI and the consummation by IPI of the transactions contemplated hereby and (ii) neither the execution and delivery of this Agreement by IPI nor the consummation by IPI of the transactions contemplated hereby shall (a) conflict with or result in any breach of the organizational documents of IPI, (b) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which IPI is a party or by which IPI or any of its assets may be bound, or (c) violate any applicable Law, except for any of the foregoing as does not and could not reasonably be expected to impair IPI's ability to perform its obligations under this Agreement.

                                   ARTICLE VI

                                   TERMINATION

         Section 6.1    TERMINATION.

                  (a) Subject to Section 6.1(b), this Agreement shall terminate and none of IPI or any Stockholder shall have any rights or obligations hereunder upon the earliest to occur of: (i) the termination of this Agreement by mutual written consent of IPI and the Stockholders, (ii) the Closing Date, and (iii) the termination of the Merger Agreement in accordance with its terms.

                  (b) Notwithstanding the foregoing, (i) termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at Law or in equity) against any other party hereto for such party's breach of any of the terms of this Agreement, and (ii) Section 7.1 and Sections 7.3 through 7.15, inclusive, of this Agreement shall survive the termination of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.1 APPRAISAL RIGHTS. To the extent permitted by applicable Law, each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under applicable Law.

         Section 7.2 PUBLICATION. The Stockholders hereby permit IPI to publish and disclose in an Information Statement (including all documents and schedules filed with the SEC) their identity and ownership of shares of Common Stock and the nature of their commitments, arrangements and understandings pursuant to this Agreement; provided, however, that such publication and disclosure shall be subject to the prior review and comment by the Stockholders and their advisors.

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         Section 7.3 FURTHER ACTIONS. Each of the parties hereto agrees that it will use its reasonable best efforts to do all things necessary to effectuate this Agreement.

         Section 7.4 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested), sent by overnight courier or sent by facsimile (but only if the appropriate facsimile transmission confirmation is received), to the applicable party at the following addresses or facsimile numbers (or at such other address or telecopy number for a party as shall be specified by like notice):


                  If to IPI to:

                          Island Pacific, Inc.
                           3252 Holiday Court
                           La Jolla, California 92037
                           Attention:
                           Telephone:
                           Facsimile:

                  with a copy to:

                           Solomon Ward Seidenwurm & Smith, LLP
                           401 B Street, Suite 1200
                           San Diego, California  92101
                           Attention: Norman L. Smith, Esq.
                           Telephone: (619) 231-0303
                           Facsimile: (619) 231-4755

                  If to the Stockholders, to:

                           Lawrence Page and David Joseph
                           c/o Page Digital Incorporated
                           6450 S. Revere Parkway
                           Englewood, CO  80111
                           Attention: Chairman
                           Telephone:
                           Facsimile:

                  with a copy to:

                           Richardson & Patel, LLP
                           10900 Wilshire Boulevard, Suite 500
                           Los Angeles, California  90024
                           Attention: Kevin Friedmann
                           Telephone: (310) 208-1182
                           Facsimile: (310) 208-1154

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         Section 7.5 ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of Law or otherwise), without the prior written consent of the other parties. Any attempt to make any such assignment without such consent shall be null and void, except that IPI may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any direct or indirect wholly owned subsidiary of IPI without the consent of Page, but no such assignment shall relieve IPI of its obligations hereunder. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and permitted assigns.

         Section 7.6 THIRD PARTY BENEFICIARIES. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to or shall confer on any Person other than the parties hereto or their respective permitted successors and assigns any rights, benefits, remedies, obligations or liabilities whatsoever under or by reason of this Agreement.

         Section 7.7 ENTIRE AGREEMENT. This Agreement and the Merger Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect thereto.

         Section 7.8 GOVERNING LAW. This Agreement shall be governed by and must be construed in accordance with the laws of the State of California.

         Section 7.9 FEE AND EXPENSES. Except as otherwise provided herein, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

         Section 7.10 HEADINGS. Headings of the articles and sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         Section 7.11 INTERPRETATION. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders and words denoting natural Persons shall include corporations and partnerships and vice versa. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be understood to be followed by the words "without limitation."

         Section 7.12 WAIVERS. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, nor any failure or delay on the part of any party hereto in the exercise of any right hereunder, shall be deemed to constitute a waiver by the party taking such action of compliance of any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

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         Section 7.13 SEVERABILITY. Any term or provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         Section 7.14 ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any California Court, this being in addition to any other remedy to which they are entitled at Law or in equity.

         Section 7.15 COUNTERPARTS. This Agreement may be executed by the parties hereto in two or more separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original. All such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         Section 7.16 VENUE AND JURISDICTION. For purposes of venue and jurisdiction, this Agreement shall be deemed made and to be performed in the City of San Diego, California.

         Section 7.17 ATTORNEY'S FEES. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi judicial relief in connection with this Agreement, the prevailing party in such Proceeding shall be entitled to recover from the unsuccessful party all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (a) such Proceeding (whether or not such Proceeding proceeds to judgment), and (b) any post judgment or post award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney's and expert witness fees.

         Section 7.18 MODIFICATION. This Agreement may be modified only by a contract in writing executed by the party to this Agreement against whom enforcement of such modification is sought.

         Section 7.19 WAIVER. Any waiver of a default under this Agreement must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Agreement. No delay or omission in the exercise of any right or remedy shall impair such right or remedy or be construed as a waiver. A consent to or approval of any act shall not be deemed to waive or render unnecessary consent to or approval of any other or subsequent act.

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         Section 7.20 DRAFTING AMBIGUITIES. Each party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any amendments or exhibits to this Agreement.

         IN WITNESS WHEREOF, each of IPI and each Stockholder has caused this Agreement to be duly executed as of the day and year first above written.

                                           ISLAND PACIFIC, INC.



                                           By:       //SS
                                              ---------------------------------
                                              Name:   Ran Furman
                                              Title:  Chief Financial Officer

                                                   //SS
                                              ---------------------------------
                                                 LAWRENCE PAGE

                                                   //SS
                                              ---------------------------------
                                                 DAVID JOSEPH


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